PROVISIONS	6 Months Ended
Jun. 30, 2023
Disclosure of other provisions [abstract]
PROVISIONS
NOTE 20 - PROVISIONS

(in millions of Euros)	Close down and environmental remediation costs	Restructuring costs	Legal claims and other costs	Total
At January 1, 2023	86	—	25	111
Allowance	—	—	1	1
Amounts used	(1)	—	(1)	(2)
Unused amounts reversed	—	—	(1)	(1)
At June 30, 2023	85	—	24	109

Of which non-current	74	—	15	89
Of which current	11	—	9	20
Total provisions	85	—	24	109
Legal claims and other costs

(in millions of Euros)	At June 30, 2023	At December 31, 2022
Litigation	15	15
Disease claims	9	10
Total provisions for legal claims and other costs	24	25
Contingencies
The Group is involved, and may become involved, in various lawsuits, claims and proceedings relating to customer claims, product liability, employee and retiree benefit matters and other commercial matters. The Group records provisions for pending litigation matters when it determines that it is probable that an outflow of resources will be required to settle the obligation, and such amounts can be reasonably estimated. In some proceedings, the issues raised can be highly complex and subject to significant uncertainties and amounts claimed can be substantial. As a result, the probability of loss and an estimation of damages can be difficult to ascertain. In exceptional cases, when the Group considers that disclosures relating to provisions and contingencies may prejudice its position, disclosures are limited to the general nature of the matter in hand.